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                                                                    EXHIBIT 10.3

                           U.S. LEGAL SUPPORT, INC.
                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     SECTION 1. Purpose. The purpose of this U.S. Legal Support, Inc. Non-Employee Directors Stock Option Plan ("Plan") is to encourage ownership of common stock, $.01 par value ("Common Stock"), of U.S. Legal Support, Inc., a Texas corporation (the "Company"), by eligible non-employee directors of the Company and to provide increased incentive for such directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of directors with the stockholders. Options to be granted under this Plan will be nonqualified options which are not intended to qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     SECTION 2.  Administration.

     (a) Administrator. This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board while administering the Plan shall hereinafter be referred to as the "Committee".

     (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company.

     (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

     SECTION 3. Stock Reserved. Subject to adjustment as provided in Section 6(j) hereof, the aggregate number of shares of Common Stock that may be optioned under this Plan is 150,000. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should
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any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under this Plan.

     SECTION 4. Eligibility. The persons eligible to participate in this Plan as a recipient of options ("Optionee") shall include only non-employee directors of the Company.

     SECTION 5. Grant of Options. Upon (i) the election of a non-employee individual to the Board, or (ii) in the case of a non-employee director serving on the Board on the date this Plan is adopted by the Board, the date of such adoption, such non-employee director shall receive a grant of an option to purchase 25,000 shares of Common Stock. A non-employee director who has been granted an option to purchase 25,000 shares of Common Stock in accordance with this Plan shall not be granted another option to purchase any shares of Common Stock under this Plan.

     SECTION 6. Terms and Conditions. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

     (a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall provide that the option shall expire ten years from the date of grant.

     (b) Exercise Price. The exercise price of each share of Common Stock subject to each option granted pursuant to this Plan shall be the fair market value of a share of Common Stock on the date of grant.

     For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Common Stock on the NASDAQ Composite Tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not traded on the NASDAQ at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the closing bid and ask prices of the Common Stock on the most recent date the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, however, the exercise price of all options granted prior to or contemporaneously with the Company's initial public offering shall be the initial public offering price of the Company's Common Stock, prior to application of discounts or commissions.

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     (c) Exercise Period.  The option agreement shall provide that all options granted upon the election of a non-employee director to the Board in accordance with Section 5 may be exercised by an Optionee in whole or in part at any time during a ten year period, subject to the limitation that the option shall not be exercisable for more than a percentage of the aggregate number of shares under such option determined by the number of years of service the Optionee has served on the Board as a non-employee director to the date of exercise, in accordance with the following schedule:


                              Schedule of Vesting
                              -------------------

     Number of Full Years                    Percentage of Shares Purchasable
     --------------------                    --------------------------------

     Less than 1 year                                        0%
         1 year                                             20%
         2 years                                            40%
         3 years                                            60%
         4 years                                            80%
         5 years                                           100%

NOTWITHSTANDING THE ABOVE, NO OPTION SHALL BE EXERCISABLE PRIOR TO SIX (6) MONTHS AFTER THE DATE OF GRANT OF SUCH OPTION.

     (d) Procedure for Exercise. Options shall be exercised by the delivery by the Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Optionee,
(i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) an election by the Optionee to have the Company withhold the number of shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs;

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provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6(d).

     (e) Termination of Service from the Board. If an Optionee ceases to serve on the Board for any reason other than death, disability or an involuntarily "for cause" termination, the rights under such option which are not vested and exercisable (in accordance with Section 6(c)) shall terminate upon the Optionee's cessation of service on the Board and the rights under such option which are vested and exercisable (in accordance with Section 6(c)) shall terminate upon the expiration date of the option. If the Optionee's service on the Board is involuntarily terminated by the Company "for cause", rights under all options, whether vested or not, shall terminate immediately upon such cessation of service. An Optionee's service on the Board is involuntarily terminated "for cause" if the Optionee (i) divulges without the consent of the Company any secret or confidential information belonging to the Company or an Affiliate, (ii) has been dishonest or fraudulent in any manner affecting the Company or an Affiliate, or (iii) has committed any act that, in the sole judgment of the Committee, has been substantially detrimental to the interest of the Company or an Affiliate.

     (f) Disability or Death. In the event the Optionee dies or is determined under this Plan to be disabled while the Optionee serves on the Board, all options previously granted to the Optionee, whether vested or not, may be exercised at any time and from time to time, after such death or determination of disability, by the Optionee, the Optionee's authorized legal representative, the guardian of the Optionee's estate, the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, the Optionee is incapable of performing services for the Company of the kind the Optionee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

     (g) Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee or the Optionee's legal representative. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

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     (h) No Rights as Stockholder.  No Optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in Section 6(d) above.

     (i) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable.

     (j) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which an option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

     (k) Acceleration of Options. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee.

     (l) Corporate Change. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than to an Affiliate), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires

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or gains ownership or control of (including, without limitation, power to vote)
more than 50 percent of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), all outstanding options under this Plan, whether vested or not, shall become fully vested and exercisable.

     SECTION 7. Amendments or Termination. The Board may amend, alter or discontinue this Plan; provided, however, no amendment or alteration shall be made which would impair the rights of any Optionee, without the Optionee's consent, under any option theretofore granted. Notwithstanding the above, no action of the Board, without the approval of the stockholders, may (i) except as otherwise provided in Section 6 of the Plan, increase the total number of shares of Common Stock which may be issued under the Plan, (ii) change the class of persons eligible to participate in the Plan, (iii) change the provisions of the Plan regarding the exercise price of an option as set forth in Section 6, or
(iv) withdraw the administration of the Plan from the Board.

     SECTION 8. Compliance With Other Laws and Regulations. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6(j), (k) and (l) of this Plan shall be subject to any shareholder action required by Texas corporate law.

     SECTION 9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     SECTION 10.  Taxes.

     (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

     (b) Notwithstanding the terms of Section 11(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of an option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid; provided that

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such tax withholding or stock delivery right was specifically pre-approved by the Committee as a feature of the option or is otherwise approved in accordance with Rule 16b-3. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Where the Optionee elects share withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of the option, but the Optionee shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or the Optionee's estimated tax obligation on the Tax Date.

     SECTION 11. Liability of Company for Non-Issuance of Shares and Tax Consequences. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

     (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     (b) Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

     SECTION 12. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of adoption by the Board. This Plan shall expire ten years after the date the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

     SECTION 13. Non-Exclusivity of this Plan. Neither the adoption by the Board nor the submission for approval of this Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 14. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Texas and applicable federal law.

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     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, U.S. Legal Support, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this _____ day of ______________, 19____.

                                            U.S. LEGAL SUPPORT, INC.



                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

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